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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 April 24, 2001


                        COMMISSION FILE NUMBER 000-29809


                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                7372                        52-1769077
   (state or other jurisdiction of        (Primary Standard Industrial          (IRS Employer
   incorporation or organization)          Classification Code Number)       Identification Number)


                       6701 DEMOCRACY BOULEVARD, SUITE 800
                            BETHESDA, MARYLAND 20817
                                 (301) 897-1400
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


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Item 5.  Other

    On April 24, 2001, OTG Software, Inc. (the Company) issued a press release announcing that the Company will release its first quarter 2001 financial results after the market closes on Thursday, April 26, 2001. Richard Kay, Chairman and Chief Executive Officer, and Ronald Kaiser, Chief Financial Officer, will host the quarterly conference call for investors at approximately 5:00 pm EST that day. To listen to the call live, interested parties should dial (888) 428-4478 domestic and (612) 332-0820 international. The call will be recorded and available for replay until midnight, May 3, 2001. To listen to the replay, interested parties should dial (800) 475-6701 domestic and (320) 365-3844 international. The conference call ID number for the replay is 584277.

    The call will be also be broadcast live over the Internet. To listen to the live audio Web cast via the Internet, interested parties should follow the instructions that will be available on the Company's Web site at http://www.otg.com. The webcast will be recorded and available for replay on the Company's web site until midnight, May 3, 2001.

Item 7.  Financial Statements and Exhibits

(a)     Exhibits

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
        Designation                                  Description
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
           99                            Press release dated April 24, 2001.
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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OTG SOFTWARE, INC.

Date: April 25, 2001                      By: /s/ Ronald W. Kaiser
                                              -------------------------------
                                                  Ronald W. Kaiser
                                                  Chief Financial Officer and
                                                  Treasurer
                                                  (Principal Financial Officer)








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